DEVELOPING PRECISION MEDICINES FOR THE TREATMENT OF CANCER Corporate Presentation – January 2023 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. Such statements include, but are not limited to, statements regarding our research, preclinical and clinical development activities, plans and projected timelines for ziftomenib, tipifarnib and KO-2806, plans regarding regulatory filings, our expectations regarding the relative benefits of our product candidates versus competitive therapies, and our expectations regarding the therapeutic and commercial potential of our product candidates. The words “believe,” “may,” “should,” “will,” “estimate,” “promise,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: our preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our product candidates; we may decide, or the FDA may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; the commencement, enrollment and completion of clinical trials and the reporting of data therefrom; the COVID-19 pandemic may disrupt our business and that of the third parties on which we depend, including delaying or otherwise disrupting our clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; and we may not be able to obtain additional financing. Additional risks and uncertainties may emerge from time to time, and it is not possible for Kura’s management to predict all risk factors and uncertainties.  All forward-looking statements contained in this presentation speak only as of the date on which they were made. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

INVESTMENT HIGHLIGHTS * Unaudited, preliminary cash, cash equivalents and short-term investments as of 12/31/22 Targeted Oncology Advancing a pipeline of novel therapies, forging new scientific and clinical paths to give patients a better chance for long-term durable remissions Proprietary Pipeline Menin Inhibitor Program (ziftomenib) Potential to address 35% or more of acute leukemias Encouraging safety, tolerability and clinical activity observed in relapsed/refractory AML patients 30% CR rate among 20 patients with NPM1 mutations at 600 mg RP2D Phase 2 registration-directed trial in NPM1-mutant AML expected to begin in Q1 2023 Combination studies with standards of care expected to begin in 1H 2023 Farnesyl Transferase Inhibitor Programs (tipifarnib & KO-2806) Durable responses as a monotherapy in recurrent/metastatic HRAS-mutant HNSCC patients Proof of mechanism demonstrated in combination with alpelisib in PIK3CA-dependent HNSCC Potential to prevent emergence of resistance to osimertinib in EGFR-mutant NSCLC IND for KO-2806, next-generation FTI, on track for Q1 2023 Strong Financials $438 million in Cash as of December 31, 2022* $25 million equity investment from Bristol Myers Squibb and $125 million term loan facility, if fully drawn, extend cash runway into 2026

KURA LEADERSHIP TEAM AND BOARD OF DIRECTORS Leadership Team Board of Directors Troy Wilson, Ph.D., J.D. President & Chief Executive Officer Teresa Bair, J.D.  Chief Legal Officer Troy Wilson, Ph.D., J.D. Chairman Helen Collins, M.D. Steven Stein, M.D. Thomas Malley Diane Parks Carol Schafer Mary Szela Faheem Hasnain Lead Independent Director Stephen Dale, M.D. Chief Medical Officer Kirsten Flowers Chief Commercial &  Corporate Strategy Officer Kathy Ford Chief Operating Officer Pete De Spain Senior Vice President, Investor Relations & Corporate Communications Tom Doyle Senior Vice President, Finance & Accounting Mollie Leoni, M.D. Senior Vice President, Clinical Development

DRUG CANDIDATE PIPELINE

PROGRAM	CLINICAL TRIAL	STUDY STARTUP / PHASE 1 / REGISTRATION DIRECTED
ZIFTOMENIB Menin Inhibitor	**KOMET-001** Monotherapy	NPM1-mutant acute myeloid leukemia (AML)
		Non-NPM1-m/KMT2A-r AML
		KMT2A-rearranged ALL
	KOMET-007/008 Combination with standards of care	NPM1-mutant AML
		KMT2A-rearranged AML
TIPIFARNIB Farnesyl Transferase Inhibitor (FTI)	**AIM-HN** Monotherapy	HRAS-mutant head and neck squamous cell carcinoma (HNSCC)*
	KURRENT-HN Combination with alpelisib	PIK3CA-dependent HNSCC
		HRAS-dependent HNSCC
	KURRENT-LUNG Combination with osimertinib	EGFR-mutant NSCLC
KO-2806 Next-Generation FTI	Combination with targeted therapies	Solid Tumors

* Trial closed to further enrollment

5

ZIFTOMENIB: MENIN-KMT2A/MLL INHIBITOR IN ACUTE LEUKEMIAS

NPM1-MUTANT AND KMT2A-REARRANGED AML REPRESENT AREAS OF SIGNIFICANT UNMET NEED

No FDA-Approved Targeted Therapies Exist Today

NPM1-mutant AML

~ **6,000** new cases annually in the U.S.[1]


30%
AML

Adult patients with NPM1-mutant AML and select co-mutations and/or relapsed/refractory disease are associated with poor prognosis[2]

5-year Overall Survival ~ 50%[3]

Median Overall Survival in patients with R/R NPM1 AML is ~ 6.1 mo.[4]

KMT2A-rearranged AML

~ **1,000-2,000** new cases annually in U.S.[1]


5-10%
AML

Adult patients with KMT2A-rearranged AML have poor prognosis with high rates of resistance and relapse following current standard of care [5, 6]

5-year Overall Survival < 20%[5]

Median Overall Survival in patients with R/R KMT2A-r AML is 6 mo. following 2L treatment and 2.4 mo. following 3L treatment[5]

[1] SEER statistics for AML in the US, accessed April 2020.
[2] Döhner *et al. Blood*. 2017 Jan 26;129(4):424-447.
[3] Angenendt L, *et al. J Clin Oncol*. 2019;37(29):2632-2642.
[4] Venugopal S, et al. ASH Abstract 2287, 2021.
[5] Issa GC, *et al. Blood Cancer J*. 2021;11(9):162.
[6] Vetro C, *et al. Cancer Genet*. 2020;240:15-22.

7

ZIFTOMENIB IS A POTENT AND SELECTIVE ORAL INHIBITOR OF THE MENIN-KMT2A/MLL COMPLEX



NPM1 Mutated AML
NPM1c
ON
KMT2A (MLL)
Menin
HOXA9/ MEIS1
Leukemia
OFF
Ziftomenib
KMT2A (MLL)
Menin
HOXA9/ MEIS1
Differentiation
KMT2A-r (MLL-r)
ON
KMT2A-r (MLL-r)
Menin
HOXA9/ MEIS1
Leukemia
OFF
Ziftomenib
KMT2A-r (MLL-r)
Menin
HOXA9/ MEIS1
Differentiation

Kühn MW, *et al. Cancer Discov*. 2016;6(10):1166-1181
Thorsteinsdottir U, *et al. Mol Cell Biol*. 2001;21(1):224-234
Patel SS, *et al. Curr Hematol Malig Rep*. 2020;15(4):350-359
Brunetti L, *et al. Cancer Cell*. 2018;34(3):499-512

8

KOMET-001 PHASE 1 CLINICAL TRIAL OF ZIFTOMENIB IN PATIENTS WITH RELAPSED OR REFRACTORY (R/R) AML

PHASE 1A DOSE ESCALATION	PHASE 1B VALIDATION COHORTS	PHASE 1B EXPANSION
50 mg — 100 mg ~ ~ 1000 mg	Cohort 1: 200 mg Cohort 2: 600 mg	Expansion of 600 mg

OBJECTIVES

PHASE 1A DOSE ESCALATION	PHASE 1B VALIDATION COHORTS	PHASE 1B EXPANSION
Dose escalation in all-comer patients to establish maximum tolerated dose and/or RP2D • Safety and tolerability • Pharmacokinetics • Early evidence of antitumor activity	Enroll 2 genetically enriched cohorts to determine the optimal RP2D in line with FDA's Project Optimus • Safety and tolerability • Pharmacokinetics • Antitumor efficacy	Continue enrollment of Phase 1b validation cohort(s) meeting go/no-go criteria • Safety and tolerability • Pharmacokinetics • Antitumor efficacy

9

ZIFTOMENIB DEMONSTRATES ENCOURAGING SAFETY PROFILE AND TOLERABILITY IN PHASE 1B ≥Gr 3 TEAEs Occurring in >10% Participants (Regardless of Causal Assessment) 200 mg 600 mg NPM1-m (N = 4) (N = 20) 0 0 KMT2A-r (N = 13) (N = 16) Differentiation Syndrome 4 (30.8) 4 (25.0) Febrile Neutropenia 0 2 (12.5) Erba et al. ASH 2022 #64 (preliminary data as of October 24, 2022)

CHARACTERIZATION OF DIFFERENTIATION SYNDROME WITH ZIFTOMENIB Erba et al. ASH 2022 #64 (preliminary data as of October 24, 2022) 1 Fianchi et al. Mediterr J Hematol Infect Dis. 2021; 13(1): e2021030; DOI: https://doi.org/10.4084/MJHID.2021.030 Any Grade and ≥ G3 DS in Phase 1a/b population 200 mg  N = 17, n (%) 600 mg N = 36, n (%) NPM1-m (all grades) 0/4 (0) 4/20 (20.0) ≥ Gr3 0/4 (0) 1/20 (5.0) KMT2A-r (all grades) 5/13 (38.5) 6/16 (37.5) ≥ Gr3 4/13 (30.8) 4/16 (25.0) Patients with DS event at 600 mg ORR: 3/4 (75%) for NPM1-m; 1/6 (16.7%) for KMT2A-r Extramedullary involvement has a significantly higher frequency in patients with KMT2A(MLL) rearrangements vs. all others, including NPM11

ZIFTOMENIB DEMONSTRATES ENCOURAGING ANTILEUKEMIC ACTIVITY AT 600 MG Erba et al. ASH 2022 #64 (preliminary data as of October 24, 2022) 1 MRD was assessed for 5/7 CRc patients; 3 of those 5 patients (60%) tested were MRD negative CRc includes CR, CRh, CRi, CRp ORR includes CR, CRh, CRi, CRp, MLFS Best Overall Response 200 mg 600 mg NPM1-m Phase 1a + 1b (n=6) (n=20) CR 1 (16.7) 6 (30.0) CR/CRh  1 (16.7) 6 (30.0) CRc 1 (16.7) 7 (35.0) MRD negativity 1 (100.0) 3 (42.9)1 ORR 2 (33.3) 8 (40.0) KMT2A-r Phase 1a + 1b (n=14) (n=18) CR/CRh 0 1 (5.6) CRc 0 2 (11.1) MRD negativity 0 2 (100.0) ORR 0 3 (16.7) Of IDH1/2 co-mutants (7), 57% experienced a CR 2 pts had concurrent IDH1/2 2 pts had both IDH1/2 and FLT3-ITD/TKD

DECREASING BONE MARROW BLAST COUNTS CONSISTENTLY REPORTED Erba et al. ASH 2022 #64 (preliminary data as of October 24, 2022)

CLINICAL ACTIVITY OF ZIFTOMENIB OPTIMAL AT 600 MG ORAL, DAILY DOSING Preliminary data as of October 24, 2022

ZIFTOMENIB INDUCES RAPID AND EXTENSIVE DIFFERENTIATION OF NPM1-MUTANT LEUKEMIA Baseline Bone Marrow Cellular BM (40%) with 75% blasts consistent with relapsed AML Cycle 1 Day 28 ziftomenib Hypercellular BM (>95%) with striking granulocytic hyperplasia and <1% blasts 61 yo male with NPM1-m, FLT3-ITD, and IDH2 AML Baseline bone marrow blasts: 75% Prior therapies 7+3, Midostaurin, HiDAC, gilteritinib Initiated ziftomenib at 600 mg DS during C1 Bone pain, ↓BP WBC ↑58K Response MLFS after Cycle 1 CR after Cycle 3 Erba et al. ASH 2022 #64 (preliminary data as of October 24, 2022)

EVIDENCE OF CLINICAL BENEFIT IN PATIENTS WITH NPM1-MUTANT AML Preliminary data as of October 24, 2022 22 yo male with NPM1-m AML Baseline bone marrow blasts: 90% Prior therapies Cytarabine + idarubicin (7+3) Initiated ziftomenib at 600 mg DS during Cycle 1 (Gr2; non-serious) Non-cardiac chest and bone pain; ↓ fibrinogen (89 from 456 at baseline) Response CRmrd- after Cycle 1 Transplant scheduled 44 yo female with NPM1-m, DNMT3A and IKZF1 AML Baseline bone marrow blasts: 14% Prior therapies Cytarabine + anthracycline NOS; mitoxantrone, etoposide + cytarabine; HiDAC+ fludarabine + melphalan; 1st SCT + cyclophosphamide; lenalidomide + bortezomib; decitabine + venetoclax + gilteritinib; ASP1235; busulfan + fludarabine; 2nd SCT + methotrexate Initiated ziftomenib at 200 mg No DS Experienced TRAEs of Gr4 lipase increased and Gr3 pancreatitis at C2D28; Gr3 pulmonary embolus during C17 Response CRmrd- after Cycle 1 CRmrd- maintained and currently at Cycle 31

EVIDENCE OF CLINICAL BENEFIT: EXAMPLE OF A KMT2A-REARRANGED NON-RESPONDING PATIENT 47 yo female with KMT2A-r, TERT and BRAF AML Baseline bone marrow blasts: 52% Prior therapies ddAC + paclitaxel, CPX-35, SCT, Aza, FLAG Ida-ven, DLI, RT - gums Initiated ziftomenib at 200 mg DS during C1 Muscle and EMD pain, ↑temp, ↓BP, WBC ↑ 5.2 Response Bone marrow blasts 2% end of Cycle 2 Best overall response for the patient of SD due to residual extramedullary disease After 2 cycles Baseline Erba et al. ASH 2022 #64 (preliminary data as of October 24, 2022)

SUMMARY: KOMET-001 PHASE 1 CLINICAL TRIAL OF ZIFTOMENIB Ziftomenib demonstrates an encouraging safety profile and tolerability Reported events most often consistent with features and manifestations of underlying disease No evidence of drug-induced QTc prolongation  Differentiation syndrome, an on-target effect, manageable with mitigation strategy  Clinical activity of ziftomenib monotherapy is optimal at the 600 mg daily dose Positive NPM1-m benefit/risk balance with pronounced activity and 30% CR rate (n=20) High levels of ziftomenib tissue penetration likely drive clearance of extramedullary disease Monotherapy data supportive of combination strategies No predicted adverse drug-drug interactions Optimization of KMT2A-r benefit/risk planned via rational combination strategies, to maximize patients’ time on treatment Oral, QD dosing allows for convenient administration and combination with standards of care Erba et al. ASH 2022 #64 (preliminary data as of October 24, 2022)

ZIFTOMENIB CLINICAL DEVELOPMENT PATH

DEVELOPMENT APPROACH	STUDY STARTUP	PHASE 1	REGISTRATION DIRECTED	TRIAL
MONOTHERAPY (Relapsed/refractory)	NPM1-mutant acute myeloid leukemia (AML)			komet ACUTE LEUKEMIAS KURA KO-MEN-001
	Non-NPM1-m/KMT2A-r AML			
	KMT2A-rearranged ALL			
COMBINATION WITH VENETOCLAX + AZACYTIDINE (Relapsed/refractory, frontline)	NPM1-mutant AML			komet ACUTE LEUKEMIAS KURA KO-MEN-007
	KMT2A-rearranged AML			
COMBINATION WITH CYTARABINE + DAUNORUBICIN (7+3) (Frontline)	NPM1-mutant AML			
	KMT2A-rearranged AML			
COMBINATION WITH GILTERITINIB (Relapsed/refractory)	NPM1-mutant AML			komet ACUTE LEUKEMIAS KURA KO-MEN-008
COMBINATION WITH FLAG-IDA (Relapsed/refractory)	NPM1-mutant AML			
	KMT2A-rearranged AML			
COMBINATION WITH IDAC/LDAC (Relapsed/refractory)	NPM1-mutant AML			
	KMT2A-rearranged AML			
POST-TRANSPLANT MAINTENANCE	NPM1-mutant AML			Investigator-sponsored studies
	KMT2A-rearranged AML			
COMBINATION WITH FLA (Relapsed/refractory)	Pediatric AML & ALL			
COMBINATION WITH BV-DAM (Frontline)	Pediatric ALL			

19

FARNESYL TRANSFERASE INHIBITOR PROGRAMS

Direct Inhibition of Oncogenic Proteins Overcoming Drug Resistance Preventing Emergence of Resistance Monotherapy activity in mutant tumors Overcome drug resistance to PI3Ka inhibitor in HNSCC Prevent emergence of resistance to EGFR inhibitor in NSCLC EVOLUTION IN THE THERAPEUTIC APPLICATIONS OF FARNESYL TRANSFERASE INHIBITORS

TIPIFARNIB DEMONSTRATES DURABLE ANTI-TUMOR ACTIVITY IN PATIENTS WITH RECURRENT OR METASTATIC HRAS-MUTANT HNSCC

RUN-HN
KO-TIP-001



53%
41%
23%
43%
60%
25%
29%
39%
26%
37%
90%
28%
42%
31%
73%
61%
47%
25%
33%
51%
60%
35%
ORR 55%
N=20 evaluable patients
Patients
0
5
10
15
20
25
30
35
40
Treatment Cycles

Red, PR; *blue*, SD; *green*, not evaluable for efficacy; *diamond*, patient initiated treatment at 600 mg twice a day; *cross*, patient withdrew consent; *arrow in bar*, start of response; *arrow*, active treatment. Numbers at the end of the bars represent VAF for each patient.



Tipifarnib: n = 20; median PFS = 5.6 months
Last prior therapy: n = 19; median PFS = 3.6 months
Cox regression = 0.0012
× Censored
Probability of PFS
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
PR, n = 11; SD, n = 9
PR, n = 1; SD, n = 7; PD, n = 11
Last prior therapy
Tipifarnib
0
5
10
15
20
25
30
35
40
Months
No. at risk
Tipifarnib 20 13 4 4 1 1 1 1 0
Last prior therapy 19 6 2 0 0 0 0 0 0



Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
Tipifarnib
• Censored
0
10
20
30
40
50
Overall Survival (months)
No. at Risk
Tipifarnib 18 7 4 1 1 0

	Median OS (months)	95% CI	
		Lower	Upper
HNSCC with high VAF, including additional patient (N=18)	15.4	7.0	46.4

Ho, et al. *J Clin Oncol*. 2021 June 10;39(17):1856-1864. doi: 10.1200/JCO.20.02903.
Ho *et al*. ASCO 2020 #6504 (preliminary exploratory data as of 9/30/19)
Efficacy-evaluable patients with HRAS mutant variant allele frequency (VAF) ≥ 20% and serum albumin ≥ 3.5 g/dL, or HRAS VAF ≥ 35%
One patient treated off-protocol through compassionate use

22

Tipifarnib granted Breakthrough Therapy Designation for the treatment of patients with HRAS-mutant HNSCC based on data from RUN-HN study AIM-HN is a global, multi-center, registration-directed trial in patients with recurrent or metastatic HNSCC after one prior line of platinum therapy Evidence of meaningful clinical activity observed in AIM-HN; however, trial closed to further enrollment due to significant feasibility challenges Currently evaluating clinical data from RUN-HN and AIM-HN to inform future development of the program Given significant overlap between patients with HRAS overexpression and mutation, HRAS-mutant HNSCC patients in the U.S. may be eligible to enroll in ongoing KURRENT-HN study AIM-HN: REGISTRATION-DIRECTED TRIAL OF TIPIFARNIB

TIPIFARNIB HAS POTENTIAL TO OVERCOME RESISTANCE TO TREATMENT WITH PI3Kα INHIBITORS IN HNSCC



FEEDBACK
REACTIVATION
RTK
tipifarnib
HRAS
PI3Kα
alpelisib
RAF
AKT
FOXO
PRAS40
MEK
TSC1/2
RHEB
tipifarnib
ERK
mTORC1
RSK
S6K
4EBP1
S6
PROTEIN SYNTHESIS
CELL GROWTH & SURVIVAL

- The PI3K pathway is the most frequently activated pathway in HNSCC
  - ~30% of tumors harbor *PIK3CA* mutation or amplification
- Feedback reactivation of PI3K –mTOR signaling drives innate resistance to PI3K inhibitors
  - Necessitates development of rational combination strategies
- Tipifarnib blocks hyperactivated growth factor signaling via multiple farnesylation-dependent proteins, including HRAS and RHEB

24

COMBINATIONS OF TIPIFARNIB AND PI3Kα INHIBITOR DEMONSTRATE ROBUST ACTIVITY IN HNSCC PDX MODELS Malik et al. EORTC-NCI-AACR 2020 #159 Tipifarnib used at reduced dose to simulate potential lower doses in combination (80à60mg/kg BID) BYL-719 used at reduced dose to simulate potential lower doses in combination (60à40mg/kg QD) Mean Tumor Volume ± SEM Days of treatment HRAS-mutant PIK3CA-mutant Wild-Type E545K

HRAS-MAPK and PI3K-mTOR are complementary pathways in HNSCC Overexpression of WT HRAS reported to induce resistance to PI3Kα inhibition HRAS is reported to preferentially activate PI3K (vs. KRAS; vs. MAPK) HRAS mutation/overexpression and PIK3CA mutations/amplifications account for up to 45% of HNSCC1 PIK3CA mutations/amplification: 30-40% (25% estimated overlap with HRAS-overexpressing tumors) HRAS overexpression: 20-30% HRAS mutations: 4-8% (83% overexpress HRAS) Preclinical data is supportive of the combination; enhanced activity observed in both HRAS-mutant/overexpressed and PIK3CA-mutant/amplified populations of HNSCC Preliminary clinical data demonstrate that tipifarnib plus alpelisib can induce a durable clinical response in PIK3CA-dependent HNSCC1 1 Soifer H et al, ENA 2022 PB041 References: Yan J et al (1998) J Bio Chem 273:24052 ; Gupta S et al (2007) Cell 129:957 ; Zhao L et al (2008) Proc Natl Acad Sci 105:2652 COMBINATION OF TIPIFARNIB AND PI3Kα INHIBITOR HAS SIGNIFICANT THERAPEUTIC POTENTIAL IN HNSCC

Clinical collaboration to evaluate tipifarnib in combination with alpelisib for the treatment of patients with HNSCC whose tumors have HRAS overexpression and/or PIK3CA mutation and/or amplification Under the collaboration, Kura sponsors the trial and supplies tipifarnib and Novartis supplies alpelisib  Enrolling patients in PIK3CA-dependent and HRAS-overexpression cohorts KURRENT-HN: PHASE 1/2 COMBINATION TRIAL OF TIPIFARNIB AND ALPELISIB IN PATIENTS WITH HNSCC Phase 1 clinical trial of tipifarnib and alpelisib in patients with recurrent/metastatic HRAS-overexpressed and/or PIK3CA-amplified and/or PIK3CA-mutated HNSCC

DURABLE CLINICAL RESPONSE OBSERVED IN PATIENT WITH PIK3Cα -DEPENDENT HNSCC

KURRENT-HN
KURA KO-TIP-013



Baseline
Week 20
Hilar Lymph Node
Right Middle Lobe Lung
Right Upper Lobe Lung

- 35yo, male, nonsmoker, HPV16 positive
- SCC of tonsil Stage III cT4N2M0; PD-L1 CPS = 60
- Prior Treatments
  - CDDP/rad for 1 mo (Nov-Dec2019), BOR UNK
  - Cemiplimab/ISA101b (Jun-Nov2021), BOR PD
- PIK3Ca R88Q mutation (44%) and HRAS OE (3+ staining in 100% of tumor cells) by IHC from May 2021 biopsy
- DL1 tipifarnib, DL2 alpelisib; completed 6 cycles
- G1/2 TRAE, G3 lipase elevation; presented clinical benefit and improvement in respiratory symptoms
- 81% reduction in target lesions after 1 cycle of treatment
- 84% reduction in target lesions after 3 cycles (BOR)
- Continued on-study for >27 weeks maintaining QoL

Soifer H et al, ENA 2022 PB041; Data cut as of 14Sep2022; Preliminary raw data

28

Drug-tolerant cells (DTCs) arise within days of osimertinib exposure DTCs are characterized by Rho pathway activation RhoB, RhoE and LaminB are farnesylation-dependent proteins that are selectively upregulated in DTCs Genetic or pharmacologic inhibition of these targets kills DTCs and prevents the emergence of osimertinib-resistant mutant cells Combination of tipifarnib and osimertinib delays relapse in vivo TIPIFARNIB PREVENTS EMERGENCE OF RESISTANCE TO OSIMERTINIB IN VIVO

Preclinical data generated through a collaboration with INSERM (the French National Institute of Health and Medical Research), suggest the potential to prevent emergence of resistance to EGFR inhibitor, osimertinib  Figarol et al. AACR 2022 #7934 TIPIFARNIB PREVENTS EMERGENCE OF RESISTANCE TO OSIMERTINIB IN VIVO

TIPIFARNIB PREVENTS EMERGENCE OF RESISTANCE TO OSIMERTINIB IN VIVO Phase 1 clinical trial of tipifarnib and osimertinib in patients with treatment-naïve, locally advanced, or metastatic EGFR-Mutant NSCLC ORR = overall response rate; DOR – duration of response; PFS = progression-free survival

NEXT-GENERATION FARNESYL TRANSFERASE INHIBITOR (FTI) KO-2806 nominated as development candidate for IND-enabling studies FTIs represent an attractive therapeutic target and commercial franchise in oncology with compelling opportunities in combination with other targeted therapies Goal is to develop a next-generation FTI with improved potency, pharmacokinetic and physicochemical properties IND-enabling studies ongoing; on track for IND application acceptance for KO-2806 in Q1 2023 Potency: Good Selectivity: Excellent Dose: 600 mg Frequency: BID Tipifarnib Improved potency, pharmacokinetic and physicochemical properties KO-2806

FORECASTED MILESTONES & FINANCIAL HIGHLIGHTS

PROGRAM	MILESTONE	ESTIMATED TIME OF ACHIEVEMENT
ZIFTOMENIB (KO-539) Menin Inhibitor	Dose first patient in Phase 2 registration-directed portion of KOMET-001	Q1 2023
	Dose first patient in KOMET-007 (venetoclax+azacitidine, 7+3)	1H 2023
	Dose first patient in KOMET-008 (gilteritinib, FLAG-IDA, IDAC/LDAC)	2H 2023
TIPIFARNIB Farnesyl Transferase Inhibitor (FTI)	Dose first patient in KURRENT-LUNG study (osimertinib)	1H 2023
	Determine OBAD* for PIK3CA cohort in KURRENT-HN study (alpelisib)	Mid-2023
KO-2806 Next-Generation FTI	Acceptance of Investigational New Drug application	Q1 2023

Financial Highlights* Nasdaq: KURA	$438M in Cash as of December 31, 2022**
	Shares outstanding: 68.3M basic; 9.3M options, RSU's & warrants

* Optimal biologically active dose
** Unaudited, preliminary cash, cash equivalents and short-term investments as of 12/31/2022

33

DEVELOPING PRECISION MEDICINES FOR THE TREATMENT OF CANCER Corporate Presentation – January 2023